Exhibit 99.1
Our job is to be the best Analyst Meeting November 29, 2007

Agenda Transformation Plan Update "New" Temple-Inland: Objectives and Strategy Corrugated Packaging Building Products Pro-forma Financials Wrap-up Q & A

This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; demand for new housing; accuracy of accounting assumptions related to pension and postretirement costs, and impaired assets; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; our ability to execute certain strategic initiatives; and other factors, many of which are beyond our control. This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included on our website, www.templeinland.com. Year to date 2007 numbers in this presentation are for first nine months 2007. RESULTS HAVE BEEN RECAST TO EXCLUDE FINANCIAL SERVICES, REAL ESTATE, FOREST AND SPECIAL ITEMS. Forward Looking Statements

Our Key Objective: Creating Superior and Sustainable Shareholder Value Superior and sustainable shareholder value created by maximizing Return on Investment (ROI) and profitable growth At Temple-Inland, we are committed to MAXIMIZING ROI and profitably GROWING our business

Our Success In Driving ROI 2004 2005 2006 YTD 2007 Corrugated Packaging 4.7% 5.6% 12.5% 14.1% Building Products 32.6% 34.6% 37.7% 5.2% ROI Drives Shareholder Value Segment ROI

TIN ROI vs. Peer Group 2004 2005 2006 Temple-Inland* 0.057 0.054 0.13 Weighted Avg. Peer Group** 0.043 0.024 0.024 Temple-Inland's ROI has improved significantly compared with the peer group *Peer Group includes ABH, CSAR, UFS, IP, MWV, PKG, SSCC & WY

Cash Flow 2004 2005 2006 Future 156 251 462 * Cash flow defined as funds from operations less capital expenditures (Dollars in Millions) Strong Cash Flow Drives Shareholder Value

Temple-Inland Strategy Market-driven, customer-focused Low-cost Manufacturing and sales excellence Fully integrated corrugated packaging business positioned for growth Tailored portfolio of building products positioned in attractive markets Execution of focused strategy drives ROI and maximizes shareholder value

Temple-Inland Corrugated Packaging Building Products Business Description Financial Highlights ($ in Millions) 2004 2005 2006 Revenue $3,587 $3,732 $4,096 EBIT $134 $133 $331 Investment $2,370 $2,453 $2,551 ROI 5.7% 5.4% 13.0% EBITDA $340 $339 $542 80% Corrugated Packaging 20% Building Products 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Corrugated Packaging Segment Highlights 6 containerboard mills - 3.5 million tons 64 converting facilities - 3.6 million tons # 3 industry producer Best-positioned paper grade Business Highlights Financial Highlights 9 Mos. YTD 2007 ROI 14.1% Revenue $2,700 $2,736 $2,825 $2,977 EBIT $18 $96 $120 $255 Investment $2,237 $2,042 $2,125 $2,039 ROI 0.8% 4.7% 5.6% 12.5% EBITDA $185 $255 $280 $408 ($ in Millions) 2003 2004 2005 2006

Corrugated Packaging Strategic Initiatives Maintain Full Integration - Box shipments > mill capacity Drive for Low Cost - Asset utilization and manufacturing excellence Improve Mix and Margins - Sales excellence Grow Business - Organically / Acquisition Lowering Costs, Improving Efficiencies and Growing Profitable Market Share

Integration Level - Highest in the Industry Temple-Inland is the most integrated producer of corrugated containers Million Tons Integration Level 3.7 3.6 3.5 3.4 110% 100% 90% 80% 70% 60% 50% 3.5 3.6 102% 90% 80% 77% 70% TIN WY PKG SSCC IP Mill Capacity Box Shipments

Lower Mill Costs and Higher Mill Productivity Lowering mill costs and improving productivity through process optimization and strategic capital investment 2003 2004 2005 2006 8759 9346 9508 9894 Lowering Mill Costs Improving Mill Productivity 2003 2004 2005 2006 300.2 297.19 294.64 286.75 300 285 272 268 Actual Cost per ton Tons per day Production 5% Reduction 13% Increase Cost per ton (@ 2003 input costs)

Lower Converting Costs and Higher Productivity Produced 232,000 tons more boxes despite closure of 11 converting facilities since 2003 2003 2004 2005 2006 2900 2955 3306 3454 Lowering Converting Costs Improving Box Plant Productivity 2003 2004 2005 2006 283 270 256 260 Cost per ton Boxes per hour Production 8% Reduction 16% Increase

Box Shipment Growth Exceeding Industry 2003 2007 Box Plants 75 64 West North Cumulative Shipment Growth from 2003 - YTD 2007 TIN Converting Facilities TIN box shipment growth exceeds industry despite closure of 11 converting facilities since 2003 2003 to YTD 2007 Industry Growth 0.026 TIN Growth 0.089

Corrugated Packaging - 2nd Highest ROA in Industry 2003 2004 2005 2006 YTD 2007 TIN 0.007 0.041 0.049 0.11 0.124 PCA 0.086 0.081 0.077 0.144 0.178 Weyerhaeuser 0.049 0.045 0.033 0.057 0.067 Smurfit-Stone 0.028 0.037 0.023 0.054 0.076 TIN has highest ROA improvement relative to Peer Group Notes: (1) As reported by segment for TIN and Weyerhaeuser. (2) For PCA EBIT - Gross profit selling and administrative expenses. (3) For Smurfit-Stone EBIT as reported by segment; assets as reported by segment for each year and other assets of $3,294 mil in all years. Change in ROA Company 2003-YTD 2007 TIN 11.7 % pts PKG 9.2 SSCC 4.8 WY 1.8

Opportunity Sales Excellence - Box Plants ^ Profitable sales growth ^ Food and beverage segment focus Manufacturing Excellence - Mills ^ Further reduce costs with focus on fiber, energy, labor and freight - Box Plants ^ Increase asset utilization

Culture - Box System % of Design Mills Bottleneck #1 Bottleneck #2 Design Problem #1 Problem #2 Problem #1 Problem #2 Problem #3 Problem #1 Box Plants Current Capability Average Problem Solving Leadership 0% 100% Symptom Management vs. Problem Solving

Further Opportunity 2003 - 2006 2009 Existing 225 225 Future 0 100 Manufacturing and Sales Excellence will drive additional $100 million improvement or 5% ROI increase Business Improvement Millions

Corrugated Packaging Industry Fundamentals Best Positioned Paper Grade Significant Capacity Rationalization and High Operating Rates Lower Inventories Positive Pricing Trends Domestic Market with Limited Import Threat

Corrugated Packaging Industry Containerboard Capacity Changes and Operating Rate Net capacity reductions of 5% from 1999 - 2006 (Million Short Tons) Source: RISI

Inventory Levels Continue to Decline Source: Pulp & Paper Week. (1) As of July 2007 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 Mill and Box Plants' Weeks of Supply 1980 - 1989 Average: 6.4 Weeks 1990 - 1999 Average: 5.1 Weeks 2000 - Present (1) Average: 4.4 Weeks 04 05 06 07 Inventory levels have declined to an average of 4.4 weeks since 2000

Growth in Box Demand 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E East 337 340 342 357 378 401 398 404 418 424 436 433 412 413 414 425 425 428 427 433 444 454 Source: RISI North American Corrugated Packaging Shipments Corrugated Shipment Annual Growth Rate = 2%

Linerboard Pricing Trends Improved Industry Fundamentals Has Led to Higher Average Prices and Reduced Volatility 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Lineboard ($/ton) 342 299 367 506 366 326 354 383 453 424 383 366 411 414 488 525 Source: RISI Linerboard ($/ton) Improved Linerboard Pricing

Corrugated Packaging Summary Track record of success Simple, effective strategy...execution = results $100 million future business improvement expected through manufacturing and sales excellence Industry fundamentals favorable

Building Products Portfolio of Products Lumber Gypsum Particleboard MDF Lowest quartile cost converting operations Located near large, high-growth markets Financial Highlights Business Highlights ($ in Millions) 2004 2005 2006 Revenue $851 $907 $1,119 EBIT $129 $125 $221 Investment $396 $361 $586 ROI 32.6% 34.6% 37.7% EBITDA $167 $160 $265 Increased Earnings, Low Investment = High ROI

Building Products Strategic Initiatives Deliver tailored portfolio of building products Products for new home, repair and remodeling and commercial markets Drive low cost Manufacturing excellence Serve growing markets Favorable demographics Provide sales excellence Unequaled customer service

Tailored Products

Lumber Low cost, state of art manufacturing system Logistically advantaged to large growing markets Strong long-term market fundamentals Stable fiber supply at market prices Buna Pineland Diboll Rome DeQuincy Lumber Competitive Position Sawmill Locations Temple-Inland Sawmills 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Source: Beck & RISI Studies Temple-Inland Sawmills Sawmill Locations

Gypsum Low-cost manufacturing system Synthetic gypsum furnish 65% vs. 30% for industry 10 year historical growth in demand of 3.7% TIN Industry Synthetic Gypum Furnish 0.65000000013148 0.3 Synthetic Gypsum Furnish Gypsum Competitive Position Cumberland Fletcher W. Memphis McQueeney 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Source: Internal Analysis

Industrial Panels - Particleboard & MDF Lowest cost system High-value engineered family of products Targeted markets Kitchen cabinets Laminators MDF laminate flooring Panels Competitive Position Monroeville Hope Diboll Thomson 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Source: Beck Study PB MDF El Dorado Mt. Jewett

Fundamental Drivers of Housing Demand "Over the longer term, the outlook for housing markets is favorable. With household growth accelerating and second home demand climbing....housing production should average more than two million units annually over the next ten years." 2000 - 2030 Population Growth + 80 million New Jobs + 45 million New Households + 20 million Average Net New + 2 million Housing/Year Texas California Arizona Georgia North Carolina Florida Temple-Inland Facility U.S. Census Bureau and Joint Center for Housing Studies at Harvard

2006 2007 2008 2009 2010 2011 East 0.092 -0.013 0.022 0.062 0.065 0.055 Residential Repair & Remodel Construction Source: HIRI Home Improvement Products Market Forecast Update, August 2007 Positive Outlook for Repair & Remodeling Markets 36% of our products used in Repair & Remodel markets

Building Products - Summary Positive long-term demand driven by demographics Low cost Location near large and growing markets Customer focus Strong ROI and significant cash flow

Balance Sheet Transformation Current assets 1,319 (23) - (10) 1,286 Investment in Fin. Svcs. 1,045 (1,045) - Real estate 613 (613) - Property & equipment 1,626 (6) (17) 1,603 Financial assets - 2,383 2,383 Other assets 702 (6) (47) 649 Total assets 5,305 2,360 (1,057) (687) 5,921 Current liabilities 587 324 (20) 891 Total debt 1,668 (700) 107 (220) 855 Non-recourse liabilities - 2,140 2,140 Other long-term liabilities 770 476 - (6) 1,240 Total liabilities 3,025 2,240 107 (246) 5,126 Shareholders' equity 2,280 120 (1,164) (441) 795 Total liabilities & shareholders' equity 5,305 2,360 (1,057) (687) 5,921 Sale of Third Qtr-End Timberlands/ Spin-off Spin-off Post 2007 Trans. Costs Guaranty Forestar Transformation Pro-Forma Parent Company Balance Sheet ($ In Millions)

Third Qtr-End 2007 Pro-Forma Balance Sheet Current assets 1,286 - 1,286 Property & equipment 1,603 - 1,603 Financial assets 2,383 2,383 - Other assets 649 - 649 Total assets 5,921 2,383 3,538 Current liabilities 891 - 891 Total debt 855 - 855 Non-recourse liabilities 2,140 2,140 - Other long-term liabilities 1,240 - 1,240 Total liabilities 5,126 2,140 2,986 Shareholders' equity 795 Total liabilities & equity 5,921 ($ In Millions) Post Transformation Financing Manufacturing Pro-Forma Related Related

Preliminary Restated Segment Income Statement Revenue Corrugated packaging $ 2,736 $ 2,825 $ 2,977 $ 2,288 Building products 851 907 1,119 642 Timberland related 107 111 89 59 Total revenue $ 3,694 $ 3,843 $ 4,185 $ 2,989 Income Corrugated packaging $ 96 $ 120 $ 255 $ 212 Building products 129 125 221 22 Timberland related 52 72 63 54 Segment operating income 277 317 539 288 Expenses not allocated to segments: General and administrative (79) (91) (107) (75) Share-based compensation (12) (21) (38) (34) Other operating income (expense) (42) (85) 26 (7) Other non-operating income (expense) - - 93 1 Interest income on financial assets - - - - Interest expense on non-recourse liabilities - - - - Interest expense (125) (109) (123) (86) Income before taxes 19 11 390 87 Income tax (expense) benefit 8 7 (103) (34) Income from continuing operations 27 18 287 53 Discontinued operations, net of tax 133 158 181 87 Net income $ 160 $ 176 $ 468 $ 140 ($ In Millions) First 9 Months 2004 2005 2006 2007

Selected Preliminary Restated Segment Income Items Revenue Corrugated packaging 2,736 2,825 2,977 2,288 Building products 851 907 1,119 642 Total Revenue 3,587 3,732 4,096 2,930 Income Corrugated packaging 96 120 255 212 Building products 129 125 221 22* Segment operating income 225 245 476 234 Expenses not allocated to segments: General and administrative (79) (91) (107) (75) Share-based compensation (12) (21) (38) (34) EBIT 134 133 331 125 First 9 Months 2004 2005 2006 2007 *2007 Building Products segment operating income includes $15 million in Q1; $11 million in Q2; and $(4) million in Q3.

Preliminary Restated Selling, General & Administrative Expenses S,G&A 265 293 320 241 S,G&A/Total cost1 7.5% 8.0% 8.4% 8.6 % WTD average Peer2 9.7% 9.1% 9.7% 9.8% ($ In Millions) First 9 Months 2004 2005 2006 2007 TIN rank Lowest Lowest Lowest 1 Total Cost = S,G&A + cost of sales. 2 Representative Peer Group: IP, WY, SSCC, MWV, PCA, CSAR. Second Lowest

Preliminary Restated Selling, General & Administrative Expenses Total S,G&A expenses as a percentage of total costs lowest in representative industry peer group Methodology for allocating G&A to segments unchanged Unallocated G&A not expected to change due to transformation because: For regulatory reasons, Financial Services G&A was never included in TIN G&A Forestar and Timberland related costs were either included in cost of sales or their G&A was not material Continue to explore opportunities to reduce costs

Post Transformation Segment Income Statement Considerations There will be two reported segments: Corrugated Packaging and Building Products Interest income on financial assets should approximate interest expense on non-recourse liabilities Interest expense (formerly parent company interest) will be in the $80-$85 million range following previously announced debt pay-down Restated depreciation for full year 2007 estimated at $205 million

Financial Priorities Investment - ROI discipline Growth Organic Acquisition Return cash to shareholders Dividend Share repurchases Debt reduction

Our Key Objective: Creating Superior and Sustainable Shareholder Value Superior and sustainable shareholder value created by maximizing Return on Investment (ROI) and profitable growth At Temple-Inland, we are committed to MAXIMIZING ROI and profitably GROWING our business

Our job is to be the best